UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2024

Heron Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4242 Campus Point Court, Suite 200, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 251-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HRTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2024 Annual Meeting of Stockholders (the “Annual Meeting”)of Heron Therapeutics, Inc. (the “Company”) held on June 13, 2024,the Company’s stockholders approved an amendment (the “2007 Plan Amendment”) to the Company’s 2007 Amended and Restated Equity Incentive Plan (the “2007 Plan”) to increase the number of shares of the Company's common stock authorized for issuance thereunder from 39,190,000 to 46,690,000. A description of the terms and conditions of the 2007 Plan, as amended by the 2007 Plan Amendment, is set forth in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2024 (the “2024 Proxy Statement”) under the heading “Proposal 5 – Amendment of our 2007 Plan”, which such description is incorporated by reference herein. The foregoing summary and the description incorporated by reference from the 2024 Proxy Statement are qualified in their entirety by reference to the full text of the 2007 Plan, as amended, a copy of which is included in Appendix B to the Proxy Statement.

At the Annual Meeting, the Company’s stockholders also approved an amendment (the “ESPP Amendment”) to the Company’s 1997 Employee Stock Purchase Plan, as amended (the “ESPP”), to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 2,225,000 to 3,425,000.A description of the terms and conditions of the ESPP, as amended by the ESPP Amendment, is set forth in the 2024 Proxy Statement under the heading “Proposal 6 – Amendment of ESPP”, which such description is incorporated by reference herein. The foregoing summary and the description incorporated by reference from the 2024 Proxy Statement are qualified in their entirety by reference to the full text of the ESPP, as amended, a copy of which is included in Appendix B to the Proxy Statement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved and adopted an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the aggregate number of authorized shares of the Company’s common stock from 225,000,000 to 400,000,000 (the “Charter Amendment”). Following such approval, the Charter Amendment was filed with the Secretary of State of the State of Delaware and became effective on June 13, 2024.

This description is a summary of the Charter Amendment and is qualified in its entirety by reference to the description of the Charter Amendment set forth under the heading “Proposal 4 – Amendment of Certificate of Incorporation to Increase the Aggregate Number of Authorized Shares of Common Stock by 175,000,000 from 225,000,000 to 400,000,000” in the 2024 Proxy Statement, and the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-Kand incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 13, 2024, the Company held the Annual Meeting. The Company’s stockholders voted on six proposals at the Annual Meeting, including: (1) to elect six director nominees: Craig Collard, Sharmila Dissanaike, M.D., FACS, FCCM, Craig Johnson, Susan Rodriguez, Christian Waage, and Adam Morgan, to serve until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (2) to ratify the appointment of Withum Smith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2024; (3) to approve, on a nonbinding advisory basis, compensation paid to the Company’s Named Executive Officers during the year ended December 31, 2023; (4) to approve the Charter Amendment; (5) to approve the 2007 Plan Amendment; and (6) to approve the ESPP Amendment.

Only stockholders of record as of the close of business on April 26, 2024 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, 150,636,976shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 118,628,725 shares of common stock of the Company were represented in person and by proxy constituting a quorum for the Annual Meeting. As set forth below, all six proposals voted on at the Annual Meeting were approved by the stockholders entitled to vote thereon.

The votes with respect to each of the proposals are set forth below.

Proposal 1: Election of six director nominees to serve until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Name of Director Nominee	For	Against	Abstain	Broker Non-Votes
Mr. Collard	87,052,188	622,098	1,794,705	29,159,734
Dr. Dissanaike	86,622,579	875,337	1,971,075	29,159,734
Mr. Johnson	86,610,323	864,346	1,994,322	29,159,734
Mr. Morgan	86,819,401	667,561	1,982,029	29,159,734
Ms. Rodriguez	86,593,635	879,793	1,995,563	29,159,734
Mr. Waage	86,762,924	711,926	1,994,141	29,159,734

Proposal 2: Ratification of the appointment of Withum Smith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2024:

For	Against	Abstain	Broker Non-Votes
114,364,367	358,527	3,905,831	0

Proposal 3: Nonbinding advisory vote to approve compensation paid to the Company’s Named Executive Officers during the year ended December 31, 2023:

For	Against	Abstain	Broker Non-Votes
72,711,988	14,427,205	2,329,798	29,159,734

Proposal 4: Amendment to the Company’s Certificate of Incorporation, as amended, to increase the aggregate number of authorized shares of the Company’s common stock by 175,000,000 from 225,000,000 to 400,000,000:

For	Against	Abstain	Broker Non-Votes
104,392,527	11,372,028	2,864,170	0

Proposal 5: Amendment to the Company’s 2007 Amended and Restated Equity Incentive Plan to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 7,500,000 from 39,190,000 to 46,690,000:

For	Against	Abstain	Broker Non-Votes
62,949,448	24,467,411	2,052,132	29,159,734

Proposal 6: Amendment to the Company’s 1997 Employee Stock Purchase Plan, as amended, to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 1,200,000 from 2,225,000 to 3,425,000:

For	Against	Abstain	Broker Non-Votes
82,707,274	5,000,632	1,761,085	29,159,734

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation, effective June 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heron Therapeutics, Inc.

Date: June 18, 2024	/s/ Ira Duarte
Ira Duarte
Executive Vice President, Chief Financial Officer